Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 4,446,081	$ 3,839,677
Receivables:
Contributions receivable - employer	2,646	2,093
Contributions receivable - participants	10,549	10,564
Notes receivable - participants	34,907	32,026
Total receivables	48,102	44,683
Net assets available for benefits	$ 4,494,183	$ 3,884,360